Condensed Balance Sheets (Unaudited) (USD $)	Sep. 30, 2012	Mar. 31, 2012
ASSETS
Cash	$ 59,697	$ 20,488
Investments in Local Limited Partnerships, net (Notes 2 and 3)	634,976	629,335
Total Assets	694,673	649,823
Liabilities:
Payables to Local Limited Partnerships (Note 4)	33,810	33,810
Accrued fees and expenses due to General Partner and affiliates (Note 3)	177,438	204,132
Total Liabilities	211,248	237,942
Partners' Equity
General Partner	97,806	42,162
Limited Partners (25,000 Partnership Units authorized; 21,955, and 21,955 Partnership Units issued and outstanding)	385,619	369,719
Total Partners' Equity	483,425	411,881
Total Liabilities and Partners' Equity	$ 694,673	$ 649,823